UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  09/16/2005

REPUBLIC COMPANIES GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-51455

DELAWARE	30-0175923
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

222 Delaware Avenue, Suite 900
Wilmington, Delaware 19801
(Address of Principal Executive Offices, Including Zip Code)

(302) 658-3613
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

Republic Companies Group, Inc. today announced that its Board of Directors has declared a quarterly common stock dividend of 12 cents per share payable on October 14, 2005 to shareholders of record at the close of business on September 30, 2005.

Item 9.01.    Financial Statements and Exhibits

(a) Exhibits
The following exhibits are filed as a part of this report:

Exhibit

Number                Description

99                     Press Release dated September 16, 2005 regarding approved dividend.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

REPUBLIC COMPANIES GROUP, INC.

Date: September 16, 2005.	By:	/s/ Michael E. Ditto
Michael E. Ditto
Vice President and Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-99.	Q3 Dividend Press Release